                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                 ---------------



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of report (Date of earliest event reported):

                                NOVEMBER 7, 2002


                         WESTPORT RESOURCES CORPORATION
               (Exact Name of Registrant as Specified in Charter)


                NEVADA                          001-14256                   13-3869719
     (State or Other Jurisdiction              (Commission                 (IRS Employer
           of Incorporation)                  File Number)              Identification No.)


                              1670 BROADWAY STREET
                                   SUITE 2800
                             DENVER, COLORADO 80202
              (Address and Zip Code of Principal Executive Offices)


                                 (303) 573-5404
              (Registrant's telephone number, including area code)

ITEM 5. OTHER EVENTS.

         On November 6, 2002, Westport Resources Corporation, a Nevada corporation, issued a press release announcing that it has agreed to purchase from El Paso Corporation and certain of its affiliated companies natural gas properties and midstream gathering and compression assets located in Uintah County, Utah for a purchase price of approximately $502 million. Westport Resources Corporation expects to close the transaction in December of 2002. The press release is attached to this Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial Statements of business acquired.

                  None.

         (b)      Pro Forma Financial Information.

                  None.

         (c)      Exhibits.

                  The following exhibit is filed herewith:

      EXHIBIT
      NUMBER                            EXHIBIT
      ------                            -------
       99.1       Press release dated November 6, 2002 entitled "Westport
                  Captures Legacy Gas Asset in Rocky Mountains."



                            [SIGNATURE PAGE FOLLOWS]

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     WESTPORT RESOURCES CORPORATION

Date: November 7, 2002               By: /s/ LON MCCAIN
                                        ---------------------------------------
                                     Name:  Lon McCain
                                     Title: Vice President, Chief
                                            Financial Officer and Treasurer

                                  EXHIBIT INDEX


      EXHIBIT
      NUMBER                            EXHIBIT
      ------                            -------
       99.1*      Press release dated November 6, 2002 entitled "Westport
                  Captures Legacy Gas Asset in Rocky Mountains."


         *Filed herewith.